UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Canal Street, Third Floor, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 307-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Form 8-K filed by The Providence Service Corporation (the “Company”) on July 6, 2016, the Company’s Board of Directors (the “Board”) increased the size of the Board from five to eight members and appointed Todd J. Carter, David A. Coulter and Frank J. Wright (the “New Directors”) as independent directors. Committee assignments for the New Directors had not been determined as of the date of such filing.

On July 27, 2016, upon recommendation of the Board’s Nominating and Governance Committee, the Board appointed Mr. Carter to its Audit Committee; Mr. Coulter to its Nominating & Governance Committee; and Mr. Wright to its Compensation Committee. The Board had determined that the New Directors satisfy all applicable requirements to serve on such committees, including the applicable requirements of NASDAQ Capital Market and the Securities Exchange Act of 1934, as amended.

The Board also determined that Mr. Carter qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on July 27, 2016 for the following purposes:

a)

To elect two Class 1 directors each to serve for a three-year term until the Company’s 2019 annual meeting of stockholders or until his successor has been duly elected and qualified. The nominees for director were elected by a vote of our stockholders as follows:

	Total Affirmative Votes	Total Votes Withheld	Total Broker Non-Votes
Richard A. Kerley	14,997,778	475,430	436,368
Christopher S. Shackelton	14,863,289	609,919	436,368

b)

To hold a non-binding advisory vote on named executive officer compensation. Our stockholders approved on a non-binding advisory basis our named executive officer compensation as more fully described in the Proxy Statement for the annual meeting of stockholders as follows:

Votes For	12,664,839

Votes Against	2,689,211

Abstentions	119,157

Broker Non-Votes	436,368

c)

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016 was approved by our stockholders as follows:

Votes For	15,617,944

Votes Against	279,470

Abstentions	12,162

Broker Non-Votes	0

d)	To approve the adoption of the Company’s amended 2006 Long-Term Incentive Plan.

Votes For	11,319,079

Votes Against	4,140,548

Abstentions	13,581

Broker Non-Votes	436,368

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: July 28, 2016	By:	/s/ Sophia D. Tawil
	Name:	Sophia D. Tawil
	Title:	Senior Vice President, General Counsel & Secretary